EXHIBIT 10.3

CONSENT

This CONSENT (this “Consent”), dated as of March 1, 2023, is entered into by and among LOYALTY VENTURES INC., a Delaware corporation (the “Company”), BRAND LOYALTY GROUP B.V., BRAND LOYALTY HOLDING B.V. and BRAND LOYALTY INTERNATIONAL B.V., each a Netherlands private limited company (each, a “Netherlands Borrower” and together with the Company, the “Borrowers”), each Guarantor (as defined in the Credit Agreement (as defined below)) party hereto, Lenders (as defined in the Credit Agreement) constituting Required Lenders under the Credit Agreement, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of November 3, 2021 (as amended by that certain Amendment No. 1 to Credit Agreement (Financial Covenant), dated as of July 29, 2022, as supplemented, amended and waived by this Consent, and as such may be amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended certain revolving and term facilities to the Borrowers;

WHEREAS, the Company, through one of more of its Subsidiaries, desires to sell pursuant to the terms and subject to the conditions of that certain Sale and Purchase Agreement, by and between LVI Lux Financing S.a r.l (the “Seller”) and Opportunity Partners B.V. (such entity or the Purchaser Nominee (as defined therein), the “BL Buyer”) attached hereto as Exhibit A (including all schedules, exhibits and annexes thereto, collectively, the “Purchase Agreement” and, together with (i) the notary letter agreement confirming the terms and conditions upon which the civil-law notary will hold the funds relating to the BL Sale (as defined below) in its notary account and will execute the notarial deed of transfer of shares, entered into by and between the acting civil-law notary, the Seller, the BL Buyer and any other parties required to be a party thereto, the “Dutch Notarial Letter Agreement” and (ii) the notarial deed of transfer by way of which the shares in Apollo (as defined below) will be transferred to the BL Buyer, the “Dutch Notarial Deed of Transfer”, the “BL Sale Documents” and such sale, the “BL Sale”) all or substantially all of the assets and operations of the “BrandLoyalty” business segment (the “BL Business”), which is conducted by Apollo Holdings B.V. (“Apollo”) and its Subsidiaries listed on Schedule I attached hereto (including Apollo, the “BL Entities”);

WHEREAS, in order to provide funds to continue the operation of the BL Business until the date of closing of the BL Sale, the Company desires to cause Brand Loyalty International B.V. and Brand Loyalty Sourcing B.V. (together, the “BL Bridge Borrowers”) to borrow from the BL Buyer (in such capacity, together with any permitted assignee, the “BL Bridge Lender”), pursuant to that certain Bridge Loan Agreement, by and among the BL Bridge Lender and the BL Bridge Borrowers attached hereto as Exhibit B (including all schedules, exhibits and annexes thereto, collectively, the “BL Bridge Loan Agreement”), Indebtedness in the aggregate principal amount at any one time outstanding of up to €25,000,000, which may be borrowed, repaid and reborrowed on a revolving basis (the “BL Bridge Loans”), and to secure the BL Bridge Loans with liens (the “BL Bridge Liens”) on the “Collateral” as defined in that certain Intercreditor Agreement Including Inventory Pledge, by and among Brand Loyalty Sourcing B.V. as Pledgor (as defined therein, the “BL Bridge Pledgor”), the BL Bridge Lender, as Inventory Pledgee (as defined therein), and the Administrative Agent, as Existing Pledgee (as defined therein) attached hereto as Exhibit C (such collateral, the “BL Bridge Collateral” and such agreement, including all schedules, exhibits and annexes thereto, collectively, the “BL Bridge Loan Intercreditor Agreement” and together with the BL Bridge Loan Agreement and any other agreements, documents, instruments or writings entered into, delivered, filed or recorded in connection with the BL Bridge Loan Agreement, the “BL Bridge Loan Documents”); and

WHEREAS, the Company has requested that the Required Lenders agree, in accordance with the terms, and subject to the conditions, set forth in this Consent, to certain consents, amendments and waivers as provided in this Consent, including that they: (i) subject to the terms and conditions of the BL Bridge Loan Documents, consent to the BL Bridge Loans and the BL Bridge Liens, (ii) subject to the terms and conditions of the BL Bridge Loan Intercreditor Agreement, consent to the subordination of the Liens granted to and/or held by the Administrative Agent in the BL Bridge Collateral pursuant to the terms of certain Collateral Documents to the BL Bridge Liens granted to and/or held by the BL Buyer in the BL Bridge Collateral pursuant to the BL Bridge Loan Intercreditor Agreement securing the BL Bridge Loans, (iii) subject to the terms and conditions of the BL Sale Documents, consent to the BL Sale and the Related Transactions (as defined below), (iv) agree to amend the Credit Agreement as set forth herein, (v) agree to a limited forbearance, as described below, from exercising remedies under the Loan Documents, (vi) consent to the release of their (a) Liens on solely the assets constituting the BL Business and the Equity Interests in the BL Entities, and (b) claims against the BL Entities in connection with the BL Sale and the Related Transactions, and (vii) consent to the release of Apollo and the other Guarantors that are BL Entities and Loan Parties under the Loan Documents in connection with the BL Sale.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement.

2.Consent.

(a)Subject to the terms and conditions hereof, and with effect from and after the BL Bridge Loan Consent Effective Date (as defined below), and notwithstanding any contrary provision in any Loan Document, the Administrative Agent and Lenders constituting Required Lenders hereby:

(i)consent to:

(x)the incurrence from time to time by the BL Bridge Borrowers of the BL Bridge Loans pursuant to the BL Bridge Loan Agreement;

(y)the grant by the BL Bridge Pledgor of Liens on the BL Bridge Collateral in order to secure the BL Bridge Loans; and

(z)	the Seller entering into the Purchase Agreement;

(ii)consent to the subordination of the Liens on the BL Bridge Collateral granted to and/or held by the Administrative Agent pursuant to the terms of certain Collateral Documents to the BL Bridge Liens granted to and/or held by the BL Buyer in the BL Bridge Collateral pursuant to the BL Bridge Loan Intercreditor Agreement securing the BL Bridge Loans, on the terms and subject to the conditions set forth in the BL Bridge Loan Intercreditor Agreement, and authorize and direct the Administrative Agent to execute and deliver the BL Bridge Loan Intercreditor Agreement attached hereto and all other necessary BL Bridge Loan Documents in connection therewith (all of which other documentation shall be reasonably satisfactory to the Administrative Agent and, to the extent set forth in Section 3(b)(vi), the Required Lenders);

(iii)if Required Lenders but less than all Lenders have executed this Consent, solely with respect to the BL Sale to be consummated pursuant to the Purchase Agreement, amend Section 7.04 and Section 7.05 of the Credit Agreement to permit the following transactions (the “Related Transactions”): (A) the transfer of any assets forming part of the BL Business from a Netherlands Borrower to a BL Entity that is a Guarantor and (B) the merger, de-merger, amalgamation, dissolution, liquidation or consolidation of one or more of the Netherlands Borrowers with or into one or more Guarantors that are BL Entities (with the Guarantor being the surviving entity); provided that, prior to the BL Sale Release Effective Time (as defined below), in no event shall any assets or other property forming part of the BL Business be transferred outside of the BL Entities (other than transfers of assets or other property in the ordinary course of the BL Business that are expressly permitted by the Credit Agreement or the BL Bridge Loan Intercreditor Agreement); provided, further, that, from and after the date hereof, except with respect to Dispositions permitted pursuant to this clause (iii), neither the Company nor any of its Subsidiaries that is not a BL Entity shall sell, transfer, convey or otherwise dispose of any assets or other property of the Company or such Subsidiary to any BL Entity (including with respect to any such sale, transfer, conveyance or disposition that is permitted under the Credit Agreement); and

(iv)from the BL Bridge Loan Consent Effective Date until the earliest to occur of (A) the BL Sale Release Effective Time, (B) a Termination Event (as defined in the BL Bridge Loan Intercreditor Agreement) or (C) a bankruptcy or other insolvency event relating to the BL Bridge Pledgor, agree that the Administrative Agent shall not, and direct the Administrative Agent to not, and the Administrative Agent hereby agrees to not, exercise any remedies under the Loan Documents with respect to the BL Entities or the BL Bridge Loan Collateral, regardless of whether an Event of Default has occurred and is continuing.

(b)Subject to the terms and conditions hereof, and with effect from and after the BL Sale Release Effective Time, and notwithstanding any contrary provision in any Loan Document, the Administrative Agent and Lenders constituting Required Lenders hereby:

(i)consent to the consummation of the BL Sale in accordance with the terms of the BL Sale Documents;

(ii)release and terminate all Liens on (A) the assets of the BL Entities and (B) the Equity Interests in the BL Entities, in each case securing the Obligations that form any part of the BL Business which are sold or otherwise disposed of to the BL Buyer in connection with the BL Sale (it being agreed that for purposes of this Consent, the assets of the BL Entities (including Equity Interests owned in other BL Entities) shall be deemed “sold” to the BL Buyer upon the sale of the Equity Interests in Apollo by the Seller to the BL Buyer), and the Required Lenders authorize and direct (x) the Administrative Agent and, to the extent expressly provided for in such customary release and termination documentation, the BL Buyer to execute and deliver such releases and termination documentation (the “BL Sale Release Documents”) all of which releases and termination documentation shall be reasonably satisfactory to the Administrative Agent and, to the extent such releases and termination documentation contain materially different releases, consents, agreements or forbearances than contemplated by this Consent, such documentation shall be satisfactory to the Administrative Agent and the Required Lenders)) as shall be reasonably requested by the Company or the BL Buyer in connection with the closing of the BL Sale, and (y) the Administrative Agent to take such actions as shall be necessary to effectuate the foregoing;

(iii)release all Guarantors that are BL Entities from all of their obligations under the Loan Documents;

(iv)if all Lenders have executed this Consent, release the Netherlands Borrowers from all of their obligations under the Loan Documents; and

(v)if Required Lenders but less than all Lenders have executed this Consent, (A) agree to permanently forbear, and hereby irrevocably direct the Administrative Agent to (and the Administrative Agent hereby agrees to) permanently forbear, from enforcing or exercising any rights or remedies under the Loan Documents against the BL Entities, including the Netherlands Borrowers, or any of the assets of the BL Entities that form any part of the BL Business which are sold or otherwise disposed of to the BL Buyer in connection with the BL Sale, and (B) agree that, from and after the BL Sale Release Effective Time, (1) none of the BL Entities, including the Netherlands Borrowers, and their direct and indirect assets are subject to the covenants set forth in the Loan Documents, (2) no representations or warranties are made with respect to the BL Entities, including the Netherlands Borrowers, or their direct or indirect assets, and (3) no action or omission by, and no fact or circumstance with respect to, the BL Entities, including the Netherlands Borrowers, or their direct or indirect assets shall give rise to a Default or Event of Default.

(c)The Borrowers and Guarantors represent and warrant that (i) the BL Bridge Collateral does not constitute substantially all of the Collateral, (ii) the BL Sale will not constitute a Disposition of substantially all of the assets of the Loan Parties, (iii) except as set forth on Schedule II attached hereto, there are no contracts or agreements between the BL Entities, on the one hand, and the Company and any of its affiliates (other than the BL Entities) on the other hand (collectively, “Intercompany Arrangements”) and (iv) there are no payables, receivables, liabilities and other obligations between the BL Entities, on the one hand, and the Company and its Affiliates (other than the BL Entities) on the other that will not be released and discharged on or prior to the BL Sale Release Effective Time, (v) except as set forth on Schedule II attached hereto, none of the assets or other property owned or leased by any BL Entity are being used in whole or material part in connection with a business of the Company or any Subsidiary that is not a BL Entity. The Company covenants and agrees that it shall not permit any Intercompany Arrangements to arise or be entered into from the date hereof until the consummation of the BL Sale. The Borrowers and the Guarantors hereby agree and acknowledge that, effective upon the BL Bridge Loan Consent Effective Date, the Netherlands Borrowers shall not, and will no longer be authorized to, submit any Loan Notices requesting a Borrowing.

(d)The Company covenants and agrees that it shall cause the Seller to (i) comply with its obligations under the Purchase Agreement and the other BL Sale Documents and (ii) enforce its rights under the Purchase Agreement and the other BL Sale Documents, including seeking specific performance under Section 6 of the Purchase Agreement to cause the Completion (as defined in the Purchase Agreement) to occur in the event that all of the Conditions Precedent (as defined in the Purchase Agreement) have been met (other than any conditions that, by their nature, are to be completed or performed as of the Completion). In addition, the Company covenants and agrees that it shall cause all assets and other property (including the assets and other property set forth on Schedule II attached hereto) that are owned or leased by any BL Entity that are being used in whole or material part in connection with a business of the Company or any Subsidiary that is not a BL Entity and are not material to the BL Business to be turned over to the Company or such Subsidiary that is not a BL Entity on or prior to the BL Sale Release Effective Time. The Administrative Agent and the Required Lenders shall be entitled to specifically enforce the provisions of this Section 2(d).

(e)The Administrative Agent and the Lenders party to this Consent acknowledge and agree that the consents, waivers and amendments set forth in this Section 2 are intended to be effective as waivers or amendments of any contrary provisions of the Loan Documents, and that no Default or Event of Default shall arise from actions, omissions, events or circumstances to which the Administrative Agent and Lenders party to this Consent have consented in this Section 2.

(f)Other than with respect to actions, omissions, events and circumstances contemplated by this Consent, each Loan Party shall continue to comply with all limitations, restrictions and prohibitions that would otherwise be effective or applicable under the Credit Agreement or any other Loan Document. The consents and amendments set forth in this Section 2 are limited in nature and the execution and delivery of this Consent shall not: (i) constitute an extension, amendment, modification, or waiver of any aspect of any of the Loan Documents, except as expressly set forth herein; (ii) extend the maturity of the Obligations or the due date of any payment or performance of any Obligations or other obligations under the Loan Documents or payable in connection with the Loan Documents; or (iii) (A) give rise to any obligation on the part of the Lenders to extend, modify or waive any term or condition of the Loan Documents other than as expressly contemplated by this Consent; (B) establish any course of dealing with respect to the Loan Documents; or (C) give rise to any defenses or counterclaims to the right of the Lenders to compel payment of the Obligations or otherwise enforce their rights and remedies set forth in the Loan Documents (as amended, waived and otherwise modified by this Consent and subject in all respects to the BL Bridge Loan Intercreditor Agreement).

3.Consent and Release Effective Dates.

(a)Section 2(a) of this Consent will become effective on the first date (the “BL Bridge Loan Consent Effective Date”) on which all of the following conditions precedent shall have been satisfied:

(i)the Administrative Agent and the Lenders party hereto shall have received, in form and substance reasonably satisfactory to them, counterparts of this Consent duly executed by each Loan Party and Lenders that constitute Required Lenders, and acknowledged by the Administrative Agent;

(ii)the Borrowers shall have provided the Administrative Agent and the Lenders party hereto with a copy of the executed Purchase Agreement attached hereto as Exhibit A, which is deemed satisfactory to the Administrative Agent and the Required Lenders and copies of all other BL Sale Documents agreed upon between the Seller and the BL Buyer on the date of the execution of the Purchase Agreement, all of which other BL Sale Documents shall be deemed satisfactory to the Administrative Agent and the Required Lenders;

(iii)(A) the Borrowers shall have provided the Administrative Agent and the Lenders party hereto with a copy of the executed BL Bridge Loan Agreement attached hereto as Exhibit B, which is deemed satisfactory to the Administrative Agent and the Required Lenders and (B) the closing and funding of the initial borrowing of the BL Bridge Loans in accordance with the BL Bridge Loan Agreement and the other BL Bridge Loan Documents shall have occurred substantially concurrently with the BL Bridge Loan Consent Effective Date;

(iv)the BL Buyer and the Administrative Agent shall have entered into the BL Bridge Loan Intercreditor Agreement attached hereto as Exhibit C, which is deemed satisfactory to the Administrative Agent and the Required Lenders; and

(v)the Loan Parties shall have paid all accrued out-of-pocket fees, costs and expenses incurred by the Administrative Agent and its Affiliates and the ad hoc group of certain holders of the Term B Loans represented by Gibson, Dunn & Crutcher LLP as counsel (the “Term B Group”), including without limitation, the documented fees, charges and disbursements of U.S. and non-U.S. counsel and financial advisors (including, without limitation, Piper Sandler) to the Administrative Agent and the Term B Group with respect to the BL Bridge Loan Documents, the Purchase Agreement, the other BL Sale Documents, the Credit Agreement, this Consent, or any other Loan Documents or rights hereunder and thereunder, in each case that have been invoiced to the Company not less than one Business Day prior to the BL Bridge Loan Consent Effective Date.

(b)Section 2(b) of this Consent will become effective as of the moment immediately prior to the transfer in respect of the BL Sale becoming effective pursuant to the execution of the Dutch Notarial Deed of Transfer (the “BL Sale Release Effective Time”), subject to the following conditions precedent having been satisfied:

(i)the BL Bridge Loan Consent Effective Date shall have occurred;

(ii)(x) all of the Intercompany Arrangements set forth on Schedule II, shall have been fully unwound or terminated, as applicable, (y) no other Intercompany Arrangements exist that will survive the BL Sale Release Effective Time, and (z) no payables, receivables, liabilities and other obligations between the BL Entities, on the one hand, and the Company and its Affiliates (other than the BL Entities) on the other exist that will survive the BL Sale Release Effective Time;

(iii)the Borrowers shall have provided the Administrative Agent and the Lenders party hereto with a copy of the executed Dutch Notarial Letter Agreement and the form of the Dutch Notarial Deed of Transfer as such deed of transfer will be executed by the civil-law notary to consummate the BL Sale, each of which documents shall be in form and substance satisfactory to the Administrative Agent and the Required Lenders;

(iv)the BL Bridge Loan Intercreditor Agreement, the BL Bridge Loan Documents, and the BL Sale Documents shall be in full force and effect immediately prior to and concurrently with the BL Sale Release Effective Time;

(v)following the BL Bridge Loan Consent Effective Date, (i) there have been no amendments, supplements, variations, increases, extensions, additions, waivers or consents to the BL Bridge Loan Agreement, the BL Bridge Loan Intercreditor Agreement, the Purchase Agreement, the Dutch Notarial Letter Agreement, the Dutch Notarial Deed of Transfer, any other principal BL Bridge Loan Document or any other principal BL Sale Documents, as applicable, without the prior written approval of the Administrative Agent and the Required Lenders and (ii) no party to any of the documents listed in (i) hereof shall have entered into any new agreements, letters, documents or other writings or have taken any actions with respect to the BL Business and the BL Entities that alter, amend, waive, or supplement the transactions contemplated in this Consent, the BL Sale Documents or the BL Loan Documents in a manner adverse to the Administrative Agent or the Lenders (as determined by counsel for the Term B Group and the Administrative Agent, as applicable, in their reasonable discretion), without the prior written approval of the Administrative Agent and the Required Lenders;

(vi)following the BL Bridge Loan Consent Effective Date, there have been no amendments, supplements, variations, increases, extensions, additions, waivers or consents to any non-principal BL Bridge Loan Document or any non-principal BL Sale Document, as applicable, that could change the terms thereof in a manner adverse to the Lenders and/or the Administrative Agent (as determined by counsel for the Term B Group and the Administrative Agent, as applicable, in their reasonable discretion) without the prior written approval of the Administrative Agent and the Required Lenders (such approval of the Administrative Agent and the Required Lenders, as applicable, not to be unreasonably withheld or delayed);

(vii)there are no other agreements, documents or written understandings between or among (1) the BL Bridge Borrowers, the BL Bridge Pledgor and/or the BL Bridge Lender that would expand, modify or otherwise affect the terms of the BL Bridge Loan Agreement, the BL Bridge Loan Intercreditor Agreement, the Dutch Notarial Letter Agreement, the Dutch Notarial Deed of Transfer or any other principal BL Bridge Loan Document or the respective rights or obligations of the parties thereunder or (2) the BL Buyer and the Seller that would expand, modify or otherwise affect the terms of the BL Sale Documents or the respective rights or obligations of the parties thereunder, in the case of each of clauses (1) and (2), in a manner adverse to any of the Lenders and/or the Administrative Agent (as determined by counsel for the Term B Group and the Administrative Agent, as applicable, in their reasonable discretion), except as approved in writing by the Administrative Agent and the Required Lenders;

(viii)there are no outstanding or continuing material breaches, violations or defaults on the part of the BL Bridge Lender under the BL Bridge Loan Documents;

(ix)the Loan Parties shall have paid all accrued out-of-pocket fees, costs and expenses incurred by the Administrative Agent and its Affiliates and the Term B Group, including without limitation, the documented fees, charges and disbursements of U.S. and non-U.S. counsel and financial advisors (including, without limitation, Piper Sandler), which U.S. and non-U.S. counsel and financial advisors are set forth on Schedule III, to the Administrative Agent and the Term B Group with respect to the BL Bridge Loan Documents, the Purchase Agreement, the other BL Sale Documents, the Credit Agreement, this Consent, or any other Loan Documents or rights hereunder and thereunder, in each case that have been invoiced to the Company not less than three Business Days prior to the BL Sale Release Effective Time; and

(x)the Administrative Agent shall have received evidence of (A) the cancellation, surrender or return for cancellation of each of Letter of Credit No. 68178083 in the amount of $200,000 and Letter of Credit No. 68180626 in the amount of 7,500,000 euros, each issued by Bank of America, N.A. as L/C Issuer under the Credit Agreement, without any unreimbursed drawing having been made under either of them following the BL Bridge Loan Consent Effective Date or (B) other arrangements acceptable to the Administrative Agent with respect to such Letters of Credit.

(c)For purposes of determining compliance with the conditions specified in (i) Section 3(a), each Lender that has executed this Consent and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required under Section 3(a) to be consented to or approved by or acceptable or satisfactory to such Lender unless the Administrative Agent shall have received notice from such Lender prior to the occurrence of the BL Bridge Loan Consent Effective Date specifying its objection thereto, and (ii) Section 3(b), each Lender (and any transferee of any Commitments, Loans, or participations in L/C Obligations held by such Lender) that has executed this Consent and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required under Section 3(b) to be consented to or approved by or acceptable or satisfactory to such Lender unless the Administrative Agent shall have received notice from such Lender prior to the occurrence of the BL Sale Release Effective Time specifying its objection thereto (in the case of any document, after the Administrative Agent has delivered a copy of such document to such Lender or posted a copy of such document to the Platform).

(d)Except as expressly contemplated by this Consent, the BL Bridge Loan Intercreditor Agreement or the BL Sale Release Documents (collectively, the “BL Sale Consent Documents”), the Credit Agreement and each other Loan Document shall remain unchanged and in full force and effect and each is hereby ratified and confirmed in all respects, and each consent, waiver and amendment contained herein shall be limited to the express purpose set forth herein and shall not constitute a consent or waiver of any other condition or circumstance under or with respect to the Credit Agreement or any of the other Loan Documents.

(e)The Administrative Agent will notify the Company and the relevant Lenders of the occurrence of the BL Bridge Loan Consent Effective Date and the BL Sale Release Effective Time, respectively.
4.No Novation; Reaffirmation. Neither the execution and delivery of this Consent nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Credit Agreement or of any of the other Loan Documents or any obligations thereunder. Each Loan Party acknowledges and consents to all of the terms and conditions of this Consent, and each Loan Party, subject to the terms of the BL Sale Consent Documents, confirms and affirms (i) all of its obligations under the Loan Documents and (ii) that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting as security for the payment and performance of the Obligations outstanding on the BL Bridge Loan Consent Effective Date and the BL Sale Release Effective Time, respectively, immediately prior to the effectiveness of the consents, waivers and agreements provided by this Consent and the BL Bridge Loan Intercreditor Agreement, and (c) agrees that the BL Sale Consent Documents, except to the extent set forth therein, (i) do not operate to reduce or discharge any Loan Party’s obligations under the Loan Documents and (ii) in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

5.Miscellaneous.

(a)Except as herein expressly contemplated by BL Sale Consent Documents, all terms, covenants and provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect. All references in any Loan Document to the “Credit Agreement” or “this Agreement” (or similar terms intended to reference the Credit Agreement) shall henceforth refer to the Credit Agreement as consented to, waived and modified by this Consent. This Consent shall be deemed incorporated into, and a part of, the Credit Agreement.

(b)This Consent shall be binding upon and inure to the benefit of the parties hereto, each Lender (including any Lender that is not a party hereto), and their respective successors and assigns. The BL Buyer shall be provided with a copy of this Consent as fully executed and shall be entitled to rely upon it.

(c)THIS CONSENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.14 , 10.15 AND 10.16 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, JURISDICTION, SERVICE OF PROCESS, VENUE AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

(d)This Consent may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The BL Sale Consent Documents, the Credit Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 3, this Consent shall become effective when it shall have been acknowledged by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of the Required Lenders and each of the other parties required to be a party hereto. This Consent may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Consent may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement and any such amendment that would be adverse to the interests of the BL Buyer shall be subject to the review and approval of the BL Buyer, such approval not to be unreasonably withheld, conditioned or delayed.

(e)If any provision of this Consent, the Credit Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Consent, the Credit Agreement and the other Loan Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(f)The Company agrees to pay in accordance with Section 10.04 of the Credit Agreement all out-of-pocket fees, costs and expenses incurred by the Administrative Agent and its Affiliates and the Term B Group in connection with the preparation, execution, delivery and administration of this Consent and the other instruments and documents to be delivered hereunder, including, without limitation, the documented fees, charges and disbursements of U.S. and non-U.S. counsel and financial advisors (including, without limitation, all such counsel and financial advisors set forth on Schedule II) to the Administrative Agent and the Term B Group with respect thereto and with respect to advising the Administrative Agent and the Term B Group as to its rights and responsibilities hereunder and thereunder.

(g)For good and valuable consideration, the sufficiency of which is hereby acknowledged, effective on each of the BL Bridge Loan Consent Effective Date and the BL Sale Release Effective Time, each Loan Party hereby voluntarily and knowingly releases and forever discharges (in each case, whether or not a party hereto) the Administrative Agent (and any sub-agent thereof), the Swing Line Lender, each Arranger, each Lender and each L/C Issuer, and each Related Party of any of the foregoing Persons (each, a “Lender Party Released Person”), from all possible claims, demands, actions, causes of action, damages, costs, expenses and liabilities whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent or conditional, at law or in equity, originating and pertaining to facts, events or circumstances existing, at any time on or before the BL Bridge Loan Consent Effective Date or the BL Sale Release Effective Time, as applicable, in each case that arise from this Consent or any acts or omissions of any such Lender Party Released Person under this Consent, including the negotiation, execution or implementation of this Consent, which such Loan Party may have against any Lender Party Released Person, in each case irrespective of whether such claims arise out of contract, tort, violation of law or regulations, or other legal theory. This release and agreement shall survive the termination of this Consent, the Credit Agreement and the other Loan Documents.

(h)This Consent shall constitute a “Loan Document” under and as defined in the Credit Agreement.

(i)This Consent represents the final agreement between the parties with respect to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten agreements between the parties. Each Loan Party acknowledges that none of the Administrative Agent, any Lender party hereto, or any of their respective officers, directors, agents, employees, assigns or representatives have made any statement, representation or promise to induce any Loan Party to enter into this Consent except as expressly set forth herein. Each Loan Party further acknowledges that it is not relying upon any statements, representations, or promises of the Administrative Agent, any Lender party hereto, or any of their respective officers, directors, agents, employees, assigns or representatives in entering into this Consent, except as expressly set forth herein. Each party relies exclusively upon its own judgment in entering into this Consent.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed as of the date first above written.

BORROWERS:LOYALTY VENTURES INC.

/s/ Charles L. Horn

By: Charles L. Horn

Title: President & Chief Executive Officer

BRAND LOYALTY GROUP B.V.

/s/ F.M.P. Bekkers

By: F.M.P. Bekkers

Title: Authorized pursuant to a power of attorney

BRAND LOYALTY HOLDING B.V.

/s/ F.M.P. Bekekrs

By: Brand Loyalty Group B.V.

Title: Director

By: F.M.P. Bekkers

Title: Authorized pursuant to a power of attorney

BRAND LOYALTY INTERNATIONAL B.V.

/s/ F.M.P. Bekkers

By: F.M.P. Bekkers

Title: Director

GUARANTORS:LOYALTYONE, CO.

/s/ Jeffrey L. Fair

By: Jeffrey L. Fair

Title: Vice President, Tax

LVI LUX HOLDINGS S.À R.L.

/s/ J.L. Fair

By: J.L. Fair

Title: Class A Manager

LVI LUX FINANCING S.À R.L.

/s/ J.L. Fair

By: J.L. Fair

Title: Class A Manager

APOLLO HOLDINGS B.V.

/s/ J.L. Fair

By: J.L. Fair

Title: Director A

LVI LUX HOLDINGS S.À R.L.

/s/ S. Hepineuze

By: S. Hepineuze

Title: Class B Manager

LVI LUX FINANCING S.À R.L.

/s/ S. Hepineuze

By: S. Hepineuze

Title: Class B Manager

APOLLO HOLDINGS B.V.

/s/ F.M.P. Bekkers

By: F.M.P. Bekkers

Title: Director B

BRAND LOYALTY AMERICAS B.V.

/s/ F.M.P Bekkers

By: Brand Loyalty International B.V.

Title: Director

By: F.M.P. Bekkers

Title: Director

BRAND LOYALTY EUROPE B.V.

/s/ F.M.P. Bekkers

By: Brand Loyalty International B.V.

Title: Director

By: F.M.P. Bekkers

Title: Director

BRAND LOYALTY ASIA B.V.

/s/ F.M.P Bekkers

By: Brand Loyalty International B.V.

Title: Director

By: F.M.P. Bekkers

Title: Director

BRAND LOYALTY SOURCING B.V.

/s/ F.M.P Bekkers

By: Brand Loyalty International B.V.

Title: Director

By: F.M.P. Bekkers

Title: Director

BRAND LOYALTY B.V.

/s/ F.M.P Bekkers

By: Brand Loyalty International B.V.

Title: Director

By: F.M.P. Bekkers

Title: Director

WORLD LICENSES B.V.

/s/ F.M.P Bekkers

By: Brand Loyalty Sourcing B.V.

Title: Director

By: Brand Loyalty International B.V.

Title: Director

By: F.M.P. Bekkers

Title: Director

ICEMOBILE AGENCY B.V.

/s/ F.M.P Bekkers

By: Brand Loyalty International B.V.

Title: Director

By: F.M.P. Bekkers

Title: Director

BRAND LOYALTY DEVELOPMENT B.V.

/s/ F.M.P Bekkers

By: F.M.P. Bekkers

Title: Director

BRAND LOYALTY RUSSIA B.V.

/s/ F.M.P Bekkers

By: Brand Loyalty Europe B.V.

Title: Director

By: Brand Loyalty International B.V.

Title: Director

By: F.M.P. Bekkers

Title: Director

ADMINISTRATIVE AGENT:BANK OF AMERICA, N.A., as Administrative Agent

/s/ Taelitha Bonds-Harris

By: Taelitha Bonds-Harris

Title: Assistant Vice President